UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2005

AIRSPAN NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-31031		75-2743995
(Commission file number)		(I.R.S. Employer Identification No.)

777 Yamato Road, Suite 105, Boca Raton, Florida		33431
(Address of principal executive offices)		(Zip code)

(561) 893-8670
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On June 28, 2005, the Company issued a press release announcing that, effective June 3, 2005, it had entered into a General OEM Purchasing Agreement with Ericsson, the leading telecom supplier, covering the distribution and sale of Airspan's AS.MAX family of WiMAX broadband wireless access products. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 - Press Release dated June 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2005

AIRSPAN NETWORKS, INC

	By:	/s/ Peter Aronstam
Peter Aronstam
Senior Vice President and Chief Financial Officer